EXHIBIT 99.1

Know Labs Announces Approval to Begin Trading on the OTCQB Market

Seattle, WA – February 27, 2025 – Know Labs, Inc. (OTC: KNWN) a leading innovator in Radio Frequency Dielectric Spectroscopy (RFDS) sensor technology announced today that the Company’s common shares have been approved to quote on the OTC Markets Group Inc.’s OTCQB Venture Market (the “OTCQB”) under the ticker symbol “KNWN” effective as of the open of trading on February 26, 2025.  As previously disclosed, the Company’s trading symbol has been affixed with a “D”, temporarily allotted for twenty (20) days, effective on February 19, 2025 following announcement of the reverse stock split by FINRA on February 18, 2025.

The OTCQB is recognized as an "established public market" by the U.S. Securities and Exchange Commission and is a leading market for U.S. and international companies in the entrepreneurial and development stage. To be eligible, companies must be current in their financial reporting, pass a minimum bid price test, and undergo an annual company verification and detailed certification process. The OTCQB quality standards are expected to provide increased transparency and more detail on market depth including greater disclosure of market makers as well as improved liquidity.  As a verified market with efficient access to U.S. investors, OTCQB helps companies build shareholder value with the goal of enhancing liquidity and achieving a fair valuation.

OTC Markets Group Inc. provides price and liquidity information for almost 10,000 over-the-counter securities. The group's headquarters are in New York City. OTC securities are organized into three markets to inform investors of opportunities and risks: OTCQX, OTCQB, and OTCID.

About Know Labs, Inc.

Know Labs, Inc.’s platform technology uses radio frequency dielectric spectroscopy (RFDS) to direct electromagnetic energy through a substance or material to capture a unique molecular signature. The technology is designed to be able to integrate into a variety of wearable, mobile or bench-top form factors. The Company believes that this patented and patent-pending technology makes it possible to effectively identify and monitor analytes that could only previously be performed by invasive and/or expensive and time-consuming lab-based tests. Among the Company’s first expected applications of the technology will be in a product marketed as a non-invasive glucose monitor. The device is designed to provide the user with accessible and affordable real-time information on blood glucose levels. This product will require U.S. Food and Drug Administration (FDA) clearance prior to its introduction to the market. Other products, developed through Know Labs Technology License (“KTL”) program, may not require such prior FDA approval.

Safe Harbor Statement

This release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Know Labs, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy; and (iv) performance of products. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Know Labs, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2024, Forms 10-Q and 8-K, and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Relations section of our website at www.knowlabs.co. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Know Labs, Inc. Contact:

Investor Relations

T: 206-903-1351

ask@knowlabs.co